Exhibit 99.1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING: December 1, 2008	Period ending December 31, 2008
Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM
Date of Petition: November 10, 2008

	CURRENT MONTH	CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD	106,133.46	73,533.31
2. RECEIPTS:
A. Cash Sales	13,882.41	13,882.41
B. Accounts Receivable	169,681.99	388,900.39
C. Other Receipts (See MOR-3)	501,233.98	501,598.40
D. Transfers between Biovest accounts	—	140,530.26
E. Transfers from Parent company (Accentia)	25,000.00	25,000.00
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	709,798.38	1,069,911.46
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (1+3)	815,931.84	1,143,444.77
5. DISBURSEMENTS
A. Advertising	—	—
B. Bank Charges	2,054.88	5,127.63
C. Contract Labor	—	—
D. Fixed Asset Payments (not incl in N)	—	—
E. Insurance	64,333.89	79,456.46
F. Inventory Payments (See Attach. 2)	40,845.21	72,907.00
G. Leases	—	—
H. Manufacturing Supplies	18,846.90	18,846.90
I. Office Supplies	910.49	910.49
J. Payroll – Net (see Attachment 4B)	150,495.43	206,682.63
K. Professional Fees (Accounting/Legal)	11,538.73	11,538.73
L. Rent	31,623.58	31,623.58
M. Repairs and Maintenance	—	—
N. Secured Creditor Payments (Attach. 2)	—	—
O. Taxes Paid – Payroll (Attach. 4C)	20,489.25	48,932.52
P. Taxes Paid – Sales and Use (Attach. 4C)	—	—
Q. Taxes Paid – Other (Attach. 4C)	3,476.00	5,126.00
R. Telephone	3,951.87	3,951.87
S. Travel and Entertainment	11,015.12	11,015.12
Y. U.S. Trustee Quarterly Fees	—	—
U. Utilities	8,084.35	8,869.81
V. Vehicle Expenses	—	—
W. Other Operating Expenses (See MOR-3)	22,472.25	72,131.88
X. Express Mail/Shipping fees	2,908.64	2,908.64
Y. Transfer to subsidiary companies	9,397.00	9,397.00
Z. Transfer between Biovest accounts	—	140,530.26
AA. Transfers to Parent Company (Accentia)	25,000.00	25,000.00
TOTAL DISBURSEMENTS (Sum of 5A thru W)	427,443.59	754,956.52
ENDING BALANCE (Line 4 Minus Line 6)(c)	388,488.25	388,488.25

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 23rd day of January, 2009	/s/ Alan M. Pearce
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-1

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Transfer in funds from 100% owned subsidiary company (Biolender II)	—	364.42
Employee reimbursement of personal postage	38.27	38.27
Proceeds from DIP loan (Corps Real, LLC)	500,000.00	500,000.00
Former employee reimb for COBRA insurance	1,195.71	1,195.71
TOTAL OTHER RECEIPTS	501,233.98	501,598.40

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
500,000.00	DIP Loan from Corps Real, LLC (this entity owned by BOD members)	To fund on-going operations

Interest due monthly, all principal due earlier of:

1-December 31, 2010 or;

2- Emergence of company from Chapter 11 or;

3- Conversion of company’s Chapter 11 status to Chapter 7 or;

4- Effective date of company’s plan for re-organization

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
UPS Shipping costs for customer orders	—	459.63
RR Donnelly Fees to edgarize SEC reports	1,500.00	3,000.00
Loan to 100% owned subsidiary (AutovaxID, Inc.)	—	2,700.00
Deposited Item returned (transfer between accts)	—	45,000,00
Consulting Fees – cancer vaccine expert	5,000.00	5,000.00
Consulting Fees – grant opportunities	10,000.00	10,000.00
Business Wire – public press release	1,476.00	1,476.00
Filing fees to perfect security interest on DIP loan	15.00	15.00
Clinical Research Organization professional fees	4,200.00	4,200.00
Software	281.25	281.25
TOTAL OTHER DISBURSEMENTS	22,472.25	72,131.88

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-2

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning December 1, 2008	Period ending December 31, 2008

ACCOUNTS RECEIVABLE AT PETITION DATE: $264,399.44

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance(a)	$284,023.41
PLUS: Current Month New Billings	$213,837.28
MINUS: Collection During the Month(b)	$(169,681.99)
PLUS/MINUS: Adjustments or Write-offs*	$(65,479.00)
End of Month Balance(c)	$262,699.70

* For any adjustments or Write-offs provide explanation and supporting documentation, if applicable: Application of customer deposits received in prior months, but sold in current month

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total(c)
$103,827.78	$111,994.80	$41,688.12	$5,189.00	$262,699.70

For any receivables in the “Over 90 Days” category, please provide the following:

Receivable Customer	Receivable Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)
Nanogen	9/22/08	$1,539 – follow up calls in process, still deemed 100% collectible
National Institute of Health	09/15/08	$3,650 – received 01/05/09

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-3

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Date Outstanding	Vendor	Description	Amount
11/28/08	12/28/08	Federal Express	Express mail	20.00
12/12/08	01/12/09	Federal Express	Express mail	678.28
12/19/08	01/19/09	Federal Express	Express mail	406.07
12/26/08	01/26/09	Federal Express	Express mail	289.57
12/23/08	01/23/09	Florida UCC, Inc.	UCC filing fee to perfect security interest on DIP loan	25.00
12/22/08	01/22/09	Francotype Postalia	Fees for postage meter	157.15
12/31/08	01/31/09	GSG Lawn and Snow	Lawn-care/Snow removal	392.00
12/24/08	01/24/09	JW Electronics	Inventory/Manufacturing supplies	1,528.00
12/17/08	01/17/09	Jasper Engineering/Equipment	Inventory/Manufacturing supplies	168.22
12/18/08	01/18/09	Lab Support	Temp staffing	930.00
12/24/08	01/24/09	Lab Support	Temp staffing	930.00
12/29/08	01/29/09	Lab Support	Temp staffing	372.00
12/11/08	01/11/09	McMaster Carr	Inventory/Manufacturing supplies	40.81
12/12/08	01/12/09	McMaster Carr	Inventory/Manufacturing supplies	20.27
12/23/08	01/23/09	MN Secretary of State	Annual Report filing fee	20.00
12/24/08	01/24/09	Nixon Peabody, LLC	Legal Fees	730.00
12/09/08	01/09/09	Northern States Power	Utilities	5,116.95
12/31/08	01/31/09	Oxygen Service Co	Manufacturing supplies	38.72
11/30/08	11/30/08	Robert Weiss	Director’s Fees	3,832.93
12/31/08	01/31/09	Saliwanchik, Lloyd and Saliwanchik	Legal Fees	20,810.34
12/04/08	01/04/09	Steve Arikian, MD	Consulting Fees	6,319.00
			TOTAL AMOUNT(b)	$42,825.31

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance(a)	9,359.92
PLUS: New Indebtedness Incurred This Month	435,908.98
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	(402,443.59)
PLUS/MINUS: Adjustments*	—
Ending Month Balance(c)	42,825.31

*	For any adjustments provide explanation and supporting documentation, if applicable.

MOR-4

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
N/A
Total(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$568,709.68
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month(a)	554,815.23
PLUS: Inventory Purchased During Month	40,845.21
MINUS: Inventory Used or Sold	(54,893.62)
PLUS/MINUS: Adjustments or Write-downs*	75,150.16
Inventory on Hand at End of Month	615,916.98

METHOD OF COSTING INVENTORY: First In First Out (FIFO) at standard cost

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

Transfer of finished goods inventory from 100% owned subsidiary company (AutovaxID, Inc.).

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total
48%	45%	7%	0%	=	100	%*

*	Aging Percentages must equal 100%.

☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE(b): $160,000.00

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): Laboratory Equipment, tooling, furniture and fixtures at manufacturing facility in Minneapolis, MN

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month(a) (b)	$148,978.21
MINUS: Depreciation Expense	(8,500.00)
PLUS: New Purchases	—
PLUS/MINUS: Adjustments or Write-downs*	—
Ending Monthly Balance	140,478.21

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Adjustment of $34,884 refers to the transfer of certain tooling and equipment from inventory to fixed assets. These items were purchased pre-petition and simply transferred from inventory to assets in use by the Company during the period.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning December 1, 2008	Period ending December 31, 2008

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wells Fargo Bank, NA	BRANCH: Minneapolis, MN

ACCOUNT NAME: Biovest International, Inc.	ACCOUNT NUMBER: xxxxxxxx0093

PURPOSE OF ACCOUNT: OPERATING/Merchant Banking

Ending Balance per Bank Statement	$17,991.47
Plus Total Amount of Outstanding Deposits	$0.00
Minus Total Amount of Outstanding Checks and other debits*	$0.00
Minus Service Charges	$0.00
Ending Balance per Check Register**(a)	$17,991.47

*	Debit cards are used by None
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
12/11/08	1,327.96	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
12/11/08	189.93	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
12/11/08	50.75	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account
12/22/08	90.75	Wells Fargo Bank	Monthly Service Fee	Bank fees automatically deducted from account

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$             Transferred to Payroll Account

$             Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount ported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning December 1, 2008	Period ending December 31, 2008

NAME OF BANK: Wells Fargo Bank, NA	BRANCH: Minneapolis, MN

ACCOUNT NAME: Biovest International, Inc.	ACCOUNT NUMBER: xxxxxxxx0093

PURPOSE OF ACCOUNT: OPERATING/Merchant Banking

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. **

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

**	Only cash disbursements to Wells Fargo Bank account listed above.

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - Operating and PAYROLL ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning December 1, 2008	Period ending December 31, 2008

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxx1452

PURPOSE OF ACCOUNT: OPERATING AND PAYROLL

Ending Balance per Bank Statement	$390,646.64
Plus Total Amount of Outstanding Deposits	—
Minus Total Amount of Outstanding Checks and other debits*	(20,149.86)
Minus Service Charges	—
Ending Balance per Check Register**(a)	370,496.78

*	Debit cards must not be issued on this account.
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee) SEE SEPARATE REGISTER

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account: NONE

Date	Amount	Payee	Purpose	Reason for Disbursement from account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B

CHECK REGISTER – Operating & PAYROLL ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning December 1, 2008	Period ending December 31, 2008

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxxx1452

PURPOSE OF ACCOUNT: OPERATING AND PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$20,489.25
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	3,476.00
TOTAL (d)	$23,965.25

MOR-10

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
N/A
			TOTAL(a)	$

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month	(Column 4) Difference between (Column 2) and (Column 3)
N/A
		TOTAL(b)	$

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a+ b) $             (c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning December 1, 2008	Period ending December 31, 2008

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date of Last Tax Return Filed	Tax Return Period
City of Worcester, MA	02/02/09	Personal Property Tax	2,676.51	June 2008	7/1/08-6/30/09
City of Worcester, MA	05/01/09	Personal Property Tax	2,656.51	June 2008	7/1/08-6/30/09
		TOTAL	$5,313.22

MOR-12

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Alan M. Pearce	CFO	Salary	10,000.00
Samuel S. Duffey	General Counsel	Salary	13,461.54

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	26	1
Number hired during the period	0	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	26	1

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
Daniel and Henry Company	(314) 421-1525	3586-11-88	Property, General Liab	03/31/09	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	7984-19-90	Commercial Excess & Umbrella	03/31/09	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	7499-40-31	Auto	03/31/09	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	7173-47-55	Workers Comp	03/31/09	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	3586-11-89	Product Liability	03/31/09	End of each calendar qrtr
Daniel and Henry Company	(314) 421-1525	FID3754062 02	Comprehensive Crime	12/31/08	03/31/09
Daniel and Henry Company	(314) 421-1525	94-555-73-36	Employment Practices Liability	10/28/09	End of each month
Daniel and Henry Company	(314) 421-1525	1853099	Directors and Officers	10/28/09	End of each month
See ALSO Accentia Biopharmaceuticals, Inc. Confirmation of Insurance

The following lapse in insurance coverage occurred this month: N/A

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐	Check here if U.S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-13

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

On December 4, 2008, Steven Arikian, M.D. resigned as chief executive officer of the Company.

On December 22, 2008, the Company completed the closing of a debtor in possession financing transaction (the “DIP Transaction”) with Corps Real, LLC, a Missouri Limited Liability Company

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before                     .

MOR-14